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                            STOCK PLEDGE AGREEMENT

DATE:  March __, 1995

FROM:  Elsinore Corporation,
       a Nevada corporation
       202 Fremont Street
       Las Vegas, NV 89101                                      ("Shareholder")

TO:    Magnolia Partners, L.P.
       Mojave Partners, L.P.
       G & O Partners, L.P.

       c/o Magnolia Partners, L.P.
       [                         ]

                                                               ("Secured Party")

        FOR VALUE RECEIVED, in consideration for the agreement by Secured Party to purchase the Note from Shareholder, and to secure the performance of the Obligations owed to Secured Party under this Stock Pledge Agreement, the Note, the Note Purchase Agreement and each and every other Security Document, Shareholder grants Secured Party a security interest in the Collateral, in accordance with the definitions and terms set forth below:

     1. Definitions.

        1.1 Obligations. "Obligations" shall mean all amounts now or hereafter owed by Obligor to Secured Party under the Note and the Note Purchase Agreement, and any other liability or obligation owed by Obligor to Secured Party under the Note, the Note Purchase Agreement, any Security Document, whether direct, indirect, or contingent, and whether now existing or arising anytime hereafter.

        1.2 Obligor. "Obligor" shall mean Elsinore Corporation, a Nevada Corporation.

        1.3 Note Purchase Agreements. The "Note Purchase Agreements" shall mean the Note Purchase Agreements dated as of March __, 1995 between Obligor and Magnolia Partners, L.P., Mojave Partners, L.P. and G & O Partners, L.P.


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        1.4  Note.  The "Note" shall mean the 7-1/2% Convertible Subordinated
Notes in the original principal amount of $1,675,000 issued by Shareholder to Secured Party pursuant to the Note Purchase Agreements.

        1.5 Security Document. "Security Document" shall mean this Stock Pledge Agreement (hereinafter this "Agreement"), any other stock pledge agreement delivered to Secured Party by Obligor, and any other document relating to or necessary to effectuate the foregoing.

        1.6 Subsidiary. "Subsidiary" shall mean Mojave Gaming, Inc. a Nevada corporation.

     2. Pledge and Grant of Security Interest. Shareholder pledges and grants to Secured Party a security interest in all of its right, title and interest in the property described in Section 3 below (collectively and severally, the "Collateral"), to secure performance of the Obligations.

     3.  Collateral.  The Collateral shall consist of the following:

         (a) _______ shares of common stock of Subsidiary, ___ par value, owned by Shareholder, which represents 100 percent of the issued and outstanding common stock of Subsidiary, including any stock issuable in the future upon the conversion or exercise of any warrant, right or option to acquire common stock of Subsidiary ("Outstanding Stock"), the certificates for which (together with stock powers properly executed in blank) have been delivered by Shareholder to Secured Party, together with all new, substituted and additional securities issued at any time with respect to those shares (collectively and severally, the "Pledged Shares");

         (b) All now existing and hereafter arising rights with respect to the Pledged Shares, including, without limitation, all voting rights and all rights to cash and non-cash dividends on account of the Pledged Shares, subject to the terms of Section 7 hereof;

         (c) All proceeds of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when any of the Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto and also includes all interest, dividends and other property receivable or received on account of the Collateral or proceeds thereof. Shareholder shall be entitled to substitute for the

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stock certificates under Section 3(a) replacement certificates containing legends with respect to restrictions on the transferability of the shares evidenced by the certificates, which restrictions (other than with respect to those imposed by the Gaming Authorities (as defined in the Note Purchase Agreements)) will not apply to Secured Party or the exercise of its rights under this Agreement.

     4. Representations and Warranties. Shareholder represents and warrants that: (a) except as contemplated herein, delivery and performance by Shareholder of this Agreement will not contravene, constitute a default under or result in the imposition of a lien upon any property of Shareholder pursuant to any applicable law or regulation or any contract, agreement, judgment, order, decree or other instruments binding upon or affecting Shareholder; (b) this Agreement constitutes the legal, valid and binding obligation of Shareholder, enforceable in accordance with its terms (except as enforceability may be affected by bankruptcy, insolvency or other similar laws affecting the enforcement of creditor's rights), and this Agreement grants to Secured Party a valid, first priority, perfected and enforceable lien on the Collateral (except as enforceability may be affected by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditor's rights); (c) as of the date hereof, there is no action, suit or proceeding pending or threatened against Shareholder that might adversely affect the Collateral in any material respect; (d) Shareholder is the sole owner of the Pledged Shares in the percentages set forth above (or, in the case of after-acquired Collateral, at the time Shareholder acquires rights in the Collateral, will be the sole owner thereof); (e) the Pledged Shares represent 100 percent of the Outstanding Stock of Subsidiary and Subsidiary has no shares of its capital stock issued and outstanding other than shares of its common stock; (f) except for the security interest in favor of Secured Party, no person has (or, in the case of after-acquired Collateral, at the time the owner of such Collateral acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral superior to that of Secured Party; (g) all material information concerning the financial condition of Shareholder and Subsidiary heretofore, herein or hereafter supplied to Secured Party by Shareholder in connection with the execution of this Agreement and the Security Documents is true and correct in all material respects; (h) there are no misrepresentations or any misstatements of any material facts by Shareholder in any of the Security Documents; and (i) the Pledged Shares have been validly issued and are fully paid and non-assessable.

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     5. Covenants of Shareholder. Shareholder agrees (a) to do all acts that may be necessary to maintain, preserve and protect the Collateral; (b) not to use or permit to be used any of the Collateral unlawfully or in violation of any provision of the Security Documents or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (c) to pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any of the Collateral and not to allow or grant any other lien or security interest with respect to the Collateral superior to that of Secured Party; (d) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interests hereunder and the priority thereof; (e) to appear in and defend any action or proceeding that may affect Shareholder's title to or Secured Party's interest in the Collateral; (f) to provide Secured Party with such records or copies thereof and such other reports and information relating to the Collateral as Secured Party may reasonably request from time to time; (g) not to sell, transfer, surrender or lose possession of (other than to Secured Party) any Collateral or right or interest therein; (h) to account fully for and promptly deliver to Secured Party, in the form received, all dividends and other distributions received in respect of the Collateral, endorsed to Secured Party as appropriate, and until so delivered all such property shall be held by Shareholder in trust for Secured Party, separate from all other property of such owners and identified as the property of Secured Party; (i) to deliver to Secured Party such assignments, stock transfer powers, or other documents as Secured Party may reasonably request in compliance with the terms of this Agreement; (j) to cause Subsidiary to refrain from issuing any additional shares or rights to acquire shares of its capital stock without the prior written consent of Secured Party; and (k) not to cause Subsidiary to liquidate, merge or reorganize under any bankruptcy, insolvency, or other similar laws now or hereafter in effect, without the prior written consent of Secured Party.

     6. Authorized Action by Secured Party. Shareholder irrevocably appoints Secured Party as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall incur no liability to Shareholder or any third party for failure so to do), after and during the continuance of an Event of Default hereunder, any act which Shareholder is obligated by this Agreement to do, and to exercise such rights and powers as Shareholder might exercise with respect to the Collateral, including, without limitation, the right to (a) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept,

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hold or apply other property in exchange for, the Collateral; (b) transfer the
Collateral to Secured Party's own or its nominee's name; and (c) take any other action Secured Party deems advisable for the purpose of protecting the Collateral. Such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

     7. Administration of the Pledged Shares.

        (a) So long as no Event of Default shall have occurred and is not continuing, Shareholder shall be entitled to vote or consent with respect to the Pledged Shares in any manner and on all matters not inconsistent with the Security Documents, and similarly Secured Party shall have no voting rights to the Pledged Shares absent an Event of Default. If there shall have occurred and be continuing an Event of Default and Secured Party shall have notified the Shareholder that Secured Party desires to exercise its proxy rights with respect to all or a portion of the Pledged Shares, Shareholder hereby grants to Secured Party an irrevocable proxy for the Pledged Shares pursuant to which proxy Secured Party shall be entitled to vote or consent, in its discretion. This irrevocable proxy is coupled with an interest. In such event Shareholder agrees to deliver to Secured Party such further evidence of the grant of such proxy as Secured Party may request, but no further evidence shall be required in order to allow Secured Party to exercise its voting rights.

        (b) If at any time or from time to time after the date hereof, with respect to the Pledged Shares, Shareholder shall receive or shall become entitled to receive any dividend or any other distribution, whether in securities or other property, by way of liquidation, stock-split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger, Shareholder shall immediately deliver all such securities or property, in pledge, to Secured Party as security for the payment and performance of the Obligations in the manner provided for in this Agreement. Secured Party shall have the authority, whether or not an Event of Default shall have occurred or be continuing, to receive any cash or other property distributions with respect to the Pledged Stock and to apply such payments against the Obligations in such order as it may elect. Shareholder shall turn over any such payments to Secured Party immediately or shall notify Subsidiary to make

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all such payments directly to Secured Party. Secured Party may endorse, in its own name or in that of Shareholder, any and all instruments by which any payment on the Collateral may be made, and may take such action as it may deem appropriate from time to time, in its own name or in that of Shareholder, to enforce collection of the Collateral. For such purpose, Shareholder constitutes and appoints Secured Party and each of its officers the attorneys-in-fact of Shareholder, under powers coupled with interests, with full power of substitution in each.

        (c) So long as any of the Obligations remain outstanding, Shareholder will not transfer, whether by sale, gift or otherwise, any ownership interest in the Collateral without Secured Party's prior written approval.

     8. Events of Default. Any one or more of the following events constitutes an event of default hereunder ("Event of Default"):

        (a) Any Event of Default under the Note Purchase Agreement;

        (b) A material breach of any of the terms of this Agreement, relating to the accuracy of the representations and warranties contained in Section 4 and the fulfillment of the covenants in Section 5; or

        (c) The failure of Obligor to perform any other Obligation under this Agreement within 15 days after receipt of written notice from Secured Party specifying the nature of the default, or, with respect to a default under any other Security Document, within the cure period provided therein. No notice of default and no opportunity to cure shall be required if during the prior twelve months Secured Party has already sent a notice to the Obligor concerning default in performance of the same Obligation.

     9. Rights of Secured Party Upon Default.

        9.1 Upon the occurrence of any Event of Default, Secured Party may, in its sole discretion and with or without further notice to Obligor, and in addition to all rights and remedies at law or in equity or otherwise:

        (a) - Foreclose or otherwise enforce Secured Party's security interest in the Collateral in any manner permitted by law or provided for herein;

        (b) Sell or otherwise dispose of the Collateral or any part thereof in accordance with the standards set forth in Section 9.2 below.

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         9.2  Shareholder and Secured Party acknowledge and agree that the
Collateral consists of restricted, unregistered stock which is difficult to value and for which no public market exists. The parties further agree that the Collateral is not subject to sale in a "recognized market" as that phrase is used in the Uniform Commercial Code. Shareholder and Secured Party wish to agree to reasonable standards for conducting a commercially reasonable sale of the Collateral in the event of a default by Obligor. The standards which Shareholder and Secured Party agree to are as follows:

         (a) Following default, the Secured Party may set a date for a public sale of the Collateral.

         (b) Any public sale shall take place at the hour of 10:00 a.m. at Stoel Rives Boley Jones & Grey, 900 SW Fifth Avenue, Suite 2300, Portland, Oregon 97204 or at such other place designated by Secured Party. The sale may be adjourned by Secured Party from time to time.

         (c) Within 30 days of receipt of a written request from Secured Party, Shareholder shall provide to Secured Party a list (the "Bidders List") of names and addresses of potential bidders for the Collateral. Notice of the date, time and place of the public sale shall be mailed by certified mail, return receipt requested, and by regular mail to all names on the Bidders List. Secured Party may mail notice of the sale to any other potential bidders of whom Secured Party may be aware or to any other persons; provided, that Secured Party's failure to give notice of the sale to any persons or entities other than those contained in the Bidders List shall not be deemed commercially unreasonable.

         (d) Secured party shall also give notice of the sale by publishing a notice describing the date, time, place and conditions of the sale as set forth herein, containing a description of the Collateral, and describing the Obligations which the Collateral secures, in a newspaper of general circulation in Nevada and the Wall Street Journal. Such newspaper notices shall appear in
              -----------------------
the designated newspapers for no less than seven (7) consecutive days prior to the date of sale.

         (e)- On the date, time and place of the sale all bidders shall appear in person or through representatives. Bidding shall begin promptly at the hour designated. Bids will be made orally in the presence of a representative of Secured Party and a representative of Shareholder, if Shareholder elects to send a representative. The successful bidder will be required to tender the amount of the bid in cash or by certified check, cashier's check or money order within 24 hours

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of the close of bidding on the date of sale, except that the Secured Party may bid at the sale by bidding in all or a portion of the amounts owed to Secured Party.

        (f) Provided that Secured Party complies with the standards set forth above, the sale shall conclusively be deemed to be a commercially reasonable public sale within the meaning of the Uniform Commercial Code.

        (g) At any sale of any of the Pledged Shares, if it deems it advisable to do so, Secured Party may restrict the prospective bidders or purchasers to persons or entities who (i) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Shares and (ii) satisfy the offeree and purchaser requirements for a valid private placement transaction under Section 4(2) of the Securities Act of 1933, as amended ("the Act"), and under Securities and Exchange Commission Regulation D, or under any similar state or federal statutes, rule or regulations. Shareholder agrees that disposition of the Pledged Shares pursuant to any private sale made as provided in this paragraph
(g) may be at prices and on other terms less favorable than if the Pledged Shares were sold at public sale under the Act, and that Secured Party has no obligation to delay the sale of any Pledged Shares for public sale under the Act.

   10.  General Provisions.
        ------------------

        (a) Cumulative Rights. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

       (b) Waiver. Any waiver, forbearance, failure or delay by Secured Party in exercising, or the exercise or beginning of exercise by Secured Party of any right, power or remedy, simultaneous or later, shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party.

       (c) Setoff. Shareholder agrees that Secured Party may exercise its right of setoff, if any, with respect to the Obligations in the same manner as if the Obligations were unsecured.

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        (d)  Waiver of Rights.  Shareholder hereby irrevocably waives, disclaims and relinquishes all claims against Subsidiary which Shareholder otherwise has or would have by virtue of having executed this Agreement, specifically including, but not limited to, all rights of indemnity, contribution or exoneration.

        (e) Severability. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement and the rights and obligations of the parties hereto shall be construed without reference to such provision and enforced accordingly.

        (f) Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Shareholder may not voluntarily or involuntarily assign his interests under this Agreement without the prior consent of the Secured Party.

        (g) Governing Law: Jurisdiction. The construction and performance of this Agreement will be governed by the laws of the State of New York. With respect to any action or suit in respect of this Agreement or any document or instrument delivered hereunder, each of the parties (a) irrevocably consents to the jurisdiction of any court of the State of New York sitting in New York City (or the United States District Court for the Southern District of New York) in any and all actions between or among the parties, and (b) irrevocably consents to service of process in any such action or suit by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 9(h).

        (h) Notices. Any notice, demand or request required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered on the date of personal delivery or on the date of receipt if mailed by registered or certified mail, postage prepaid and return receipt requested, and shall be deemed to have been received on the date of personal delivery or on the date set forth on the return receipt, to the following addresses, or to such other address as any party may request:

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        Shareholder:   Elsinore Corporation
                       202 Fremont Street
                       Las Vegas, NV 89101
                       Attn: President

                       With a copy to:
                       Pillsbury Madison & Sutro
                       Attn: Gregg F. Vignos
                       235 Montgomery Street
                       San Francisco, CA 94104

        Secured Party: Magnolia Partners, L.P.
                       Mojave Partners, L.P.
                       G&O Partners, L.P.
                            c/o  Magnolia Partners, L.P.
                                 [                      ]


        (i) Counterparts. This Agreement may be executed in one or more counterparts. The signature of one party on any counterpart shall bind such party just as if all parties had signed that counterpart. Each counterpart will be deemed an original. All counterparts of the Agreement shall together constitute one original document.

        (j) Attorneys' Fees: Expenses. In the event suit or action is instituted to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees at trial, on any appeal and on any petition for review, in addition to all other sums provided by law. Further, Shareholder shall be liable for all costs, expenses and attorneys' fees incurred by the Secured Party in enforcing its rights under this Agreement in connection with any nonjudicial action (including the exercise of nonjudicial remedies), any bankruptcy case, proceeding or motion (including motions for relief from the automatic stay), and any administrative, arbitrative, mediation or dispute resolution process or proceeding. Whether or not any court action is involved, all reasonable expenses incurred by Secured Party (including attorneys' fees and costs) that are necessary at any time in Secured Party's opinion for the protection of its interests or the enforcement of its rights shall become a part of the amounts payable by Shareholder to Secured Party and shall bear interest from the date of expenditure until repaid at the rate of 10% per annum.

                                            ELSINORE CORPORATION
                                              a Nevada corporation

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                                           By:
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                                           Title:
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                                           By:
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                                           Title:
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